TRADE ACCOUNTS RECEIVABLE, NET (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Allowance for Doubtful Accounts Receivable [Roll Forward]
Beginning balance	$ (4,487)	$ (1,144)	$ (2,096)
Additions charged to income	(6,033)	(3,343)	(617)
Deductions credited to income	663	0	1,569
Ending balance	$ (9,857)	$ (4,487)	$ (1,144)